SUPPLEMENT TO THE FIDELITY ADVISOR EMERGING ASIA FUND CLASS A, CLASS T, CLASS B, AND CLASS C
JUNE 15, 1999
PROSPECTUS

The following information replaces similar information found in the "Breakdown of Expenses"section under the heading "Management Fee" on page 10.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% and FIJ and FIIA a fee equal to 57% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services.

SUPPLEMENT TO THE FIDELITY ADVISOR EMERGING ASIA FUND INSTITUTIONAL CLASS JUNE 15, 1999
PROSPECTUS

The following information replaces similar information found in the "Breakdown of Expenses"section under the heading "Management Fee" on page 9.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% and FIJ and FIIA a fee equal to 57% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services.